 UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2019

Signet International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-51185	16-1732674
(State of incorporation)	(Commission File Number)	(IRS Employer ID Number)

205 Worth Avenue, Suite 316, Palm Beach, Florida 33480

(Address of principal executive offices)

(561) 832-2000

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01	Other Events.

On January 23, 2019, Signet Medical Solutions, Inc., a subsidiary of Signet International Holdings, Inc., announced the acquisition of a new medical devise to prevent amputations.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2019	Signet International Holdings, Inc.

	By:	/s/ Ernest W. Letiziano
Ernest W. Letiziano, President, Chief Executive Officer

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